UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2012

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California		90502
(Address of Principal Executive Offices)		(Zip Code)

(310) 787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On September 18, 2012, the Compensation Committee of Farmer Bros. Co., a Delaware corporation (the “Company”), approved the following executive officer bonus awards for the fiscal year ended June 30, 2012 under the Farmer Bros. Co. 2005 Incentive Compensation Plan (the “Incentive Plan”), a copy of which was previously filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2008, or as otherwise set forth in the footnotes to the table below:

Name	Fiscal 2012 Target Award(1)	Fiscal 2012 Target Award as Percentage of Fiscal 2012 Base Salary	Pro Rata Fiscal 2012 Target Award(2)	Corporate Performance Goals (Weight)	Individual Performance Goals (Weight)	Fiscal 2012 Actual Bonus Award
Michael H. Keown	$475,000	100%	$129,781	80%	20%	$132,247
Jeffrey A. Wahba	$192,500	55%	—	80%	20%	$187,880
Mark A. Harding	$129,952	50%	—	80%	20%	$126,621
Thomas W. Mortensen	$103,228	50%	$74,437	80%	20%	$73,424
Hortensia R. Gómez	$55,350	30%	—	80%	20%	$55,725
_______________

(1)	Fiscal 2012 target award for Mark A. Harding and Thomas W. Mortensen based on average monthly base salary for fiscal 2012.

(2)
Mr. Keown’s target award under the Incentive Plan is equal to one hundred percent (100%) of his base annual salary, prorated at 27.3% for fiscal 2012 based on the commencement date of his employment. Mr. Mortensen’s fiscal 2012 target award under the Incentive Plan is equal to fifty percent (50%) of his base annual salary, prorated at 12.5% for fiscal 2012 based on the date of his promotion to Senior Vice President of Route Sales. Mr. Mortensen’s pro rata fiscal 2012 target award also includes a prorated target award under a non-executive officer bonus plan in which he participated prior to his promotion.

Fiscal 2012 bonuses were awarded based on the level of achievement of Company financial performance criteria and individual goals. The form of award letter under the Incentive Plan for fiscal 2012 is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

10.1	Form of Award Letter (Fiscal 2012) under Farmer Bros. Co. 2005 Incentive Compensation Plan*
_______________
* Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2012

FARMER BROS. CO.

By:	/s/ Jeffrey A. Wahba
Jeffrey A. Wahba
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Award Letter (Fiscal 2012) under Farmer Bros. Co. 2005 Incentive Compensation Plan*
_______________
* Management contract or compensatory plan or arrangement.